Exhibit 99.4
LETTER TO CLIENTS
XM SATELLITE RADIO INC.
and
XM SATELLITE RADIO HOLDINGS INC.

Offer To Exchange XM Satellite Radio Inc.’s
14% Senior Secured Discount Notes due 2009,
Warrants to purchase XM Satellite Radio Holdings Inc.’s Class A common stock and cash
For Any and All of XM Satellite Radio Inc.’s
14% Senior Secured Notes due 2010
(CUSIP NO. 98375YAC0)
Pursuant to the Offering Circular Dated December 24, 2002

The Exchange Offer and Consent Solicitation will expire at 12:00 Midnight, New York City time, on January 23, 2003, unless the Exchange Offer and Consent Solicitation is extended. If you desire to tender your notes in the Exchange Offer and Consent Solicitation, you must consent to the proposed amendments to the indenture under which the notes were issued. You may not deliver consents without tendering the related notes.
December 24, 2002

To Our Clients:
XM Satellite Radio Inc., a Delaware corporation (the “Company”), is offering to exchange (the “Exchange Offer”), on the terms and subject to the conditions set forth in the Offering Circular and Solicitation of Consents dated December 24, 2002 (as it may be supplemented or amended from time to time, the “Offering Circular”) and the related Consent and Letter of Transmittal (as it may be supplemented or amended from time to time, the “Consent and Letter of Transmittal”), (a) its newly issued 14% Senior Secured Discount Notes Due 2009 (the “New Notes”), (b) warrants (the “New Warrants”) to purchase Class A common stock of XM Satellite Radio Holdings Inc., a Delaware corporation and the corporate parent of the Company (“Holdings”), and (c) cash (the “Cash Consideration”), for any and all of the Company's outstanding 14% Senior Secured Notes Due 2010 (the “Existing Notes”). Enclosed for your consideration are copies of the Offering Circular and Consent and Letter of Transmittal. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Offering Circular.

In conjunction with the Exchange Offer, the Company is also hereby soliciting consents (the “Solicitation”) from holders of the Existing Notes (each, a “Holder” and, collectively, the “Holders”) to proposed amendments described in the Offering Circular (the “Proposed Amendments”) to the Indenture dated as of March 15, 2000, between the Company and The Bank of New York (as successor to the United States Trust Company of New York), as trustee (the “Indenture”). The Proposed Amendments would eliminate or amend substantially all of the restrictive covenants in the Indenture. The Proposed Amendments would permit the Company to, among other things, incur indebtedness, pay dividends on or repurchase its common stock, enter into asset sales and enter into mergers and sales of all or substantially all of its assets.

If you elect to participate in the Exchange Offer, you will receive, for each $1,000 principal amount of Existing Notes tendered, (a) $1,459 principal amount at maturity ($1,000 accreted value as of March 15, 2003) of New Notes, (b) a New Warrant to purchase 85 shares of Class A common stock of Holdings at $3.18 per share, and (c) Cash Consideration in the amount of $70.00. Participation in the Exchange Offer may only be in Existing Note denominations of $1,000 and integral multiples thereof.

This material relating to the Exchange Offer is being forwarded to you as the beneficial owner of Existing Notes carried by us for your account or benefit but not registered in your name. An exchange of any New Notes, New Warrants and Cash Consideration with respect to any Existing Notes may only be made by us as the registered Holder or as DTC Participant and pursuant to your instructions. Accordingly, we request instructions as to whether you wish us to exchange and deliver Consents with respect to any or all of the Existing Notes held by us for your account. We urge you to read carefully the Offering Circular, the Consent and Letter of Transmittal and the other materials provided herewith before instructing us to exchange your Existing Notes and to deliver the related consents with respect to such Existing Notes.

Your attention is directed to the following:

1.	The Exchange Offer is for all Existing Notes that are outstanding.

2.
Holders who desire to exchange their Existing Notes pursuant to the Exchange Offer are required to consent to the Proposed Amendments with respect to such Existing Notes and Holders are required to exchange the related Existing Notes to deliver a valid Consent.

3.
If you desire to exchange any Existing Notes pursuant to the Exchange Offer and make the exchange, we must receive your instructions in ample time to permit us to effect an exchange of Existing Notes on your behalf on or prior to January 23, 2003 (the “Expiration Date”).

4.
The Company’s obligations to make the exchange for exchanged Existing Notes is subject to certain conditions set forth in the Offering Circular under the captions “Terms and Conditions of the Exchange Offer and Consent Solicitation.”

5.
Consummation of the Exchange Offer and the effectiveness of all or substantially all of the Proposed Amendments may have adverse consequences to nonexchanging Holders, including that nonexchanging Holders will no longer be entitled to the benefits of certain of the restrictive covenants and other provisions relating to restrictions on mergers, transfers of property and changes of control of the Company currently contained in the Indenture to the extent such provisions are eliminated or modified by the Proposed Amendments and that the reduced amount of outstanding Existing Notes as a result of the Exchange Offer may adversely affect the trading market, liquidity and market price of the Existing Notes. If the Proposed Amendments become operative, they will be binding on all non-exchanging Holders.

No broker, dealer, bank, trust company or fiduciary shall be deemed to be the agent of the Company, the Exchange Agent, or the Information Agent for purposes of the Exchange Offer. For all purposes noted in all materials related to the Exchange Offer, the term “solicit” shall be deemed to mean no more than “processing Existing Notes exchanged” or “forwarding to customers materials relating to the Exchange Offer.”

The Company will also, upon request, reimburse financial intermediaries for reasonable and customary handling and mailing expenses incurred by them in forwarding materials relating to the Exchange Offer to their customers.

If you wish to have us exchange any or all of your Existing Notes held by us for your account or benefit pursuant to the Exchange Offer, please so instruct us by completing, executing and returning to us the instruction form that appears below. The accompanying Consent and Letter of Transmittal is furnished to you for informational purposes only and may not be used by you to exchange Existing Notes held by us and registered in our name for your account.

IMPORTANT:  The Consent and Letter of Transmittal (or a facsimile thereof), together with Existing Notes and all other required documents must be received by the Exchange Agent on or prior to the Expiration Date in order for Holders to participate in the Exchange Offer.

LETTER OF INSTRUCTIONS

TO REGISTERED HOLDER OR
DTC PARTICIPANT FROM BENEFICIAL OWNER

The undersigned acknowledge(s) receipt of your letter and the enclosed material referred to therein relating to the Exchange Offer. This will instruct you to exchange the principal amount of Existing Notes indicated below held by you for the account or benefit of the undersigned and to deliver the undersigned’s consent to the Proposed Amendments with respect to the principal amount of Existing Notes indicated below, pursuant to the terms of and conditions set forth in the Offering Circular and Solicitation of Consents dated December 24, 2002 and the Consent and Letter of Transmittal.

Notes are to be exchanged and related consents given pursuant to the Exchange Offer (“Yes” or “No”)*	Principal amount exchanged and as to which consents to the Proposed Amendments are to be given in the Exchange Offer

*
Unless otherwise indicated, the answer “yes” will be deemed to have been given. Holders who desire to exchange their Existing Notes pursuant to the Exchange Offer and receive the New Notes are required to consent to the Proposed Amendments.

PLEASE SIGN HERE

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